Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Eric A. Adams, the President and Chief Executive Officer of InMed Pharmaceuticals Inc. (the “Company”), hereby certify that, to my knowledge:

1. The Annual Report on Form 10-K for the year ended June 30, 2024 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 27, 2024

/s/ Eric A. Adams
Name:	Eric A. Adams
Title:	President and Chief Executive Officer